DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus
Short-Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return of 3.28%, including share price changes and dividends.* Income dividends exempt from Federal personal income taxes of approximately $.288 per share were paid.**
This is equivalent to an annualized tax-free distribution rate per share of 4.46%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun to decline early in the year.) The Fed's policy of restraint was based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed
Funds rate was lowered, economic signals became mixed, and inflationary expectations, subdued. Accordingly, interest rates have stabilized.
   More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is currently expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current
Federally tax exempt income for the Fund, we are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered in 1995. Weaker than expected
December 1994 sales figures caused rates to tumble and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year:
Business conditions were weaker than monetary policymakers had thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, further Fed easing seems likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

    The prospect of tax reform appears to be limiting the enthusiasm for long-term tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As indicated, while price performance has lagged on a relative basis for long-term municipal securities, shorter maturity tax exempts have shown positive relative performance versus the taxable markets and other municipals. It is likely that the flat tax scenario has generated interest in the front end of the maturity curve and buoyed prices. In addition, many issuers have structured their debt with slightly longer serial maturities adding to this market condition. The portfolio has responded to these changing yield relationships. In our last letter to shareholders, we indicated a shortened average maturity of under two years for the Fund. This was due to the very small incremental income rewards of being at the longer end of our maturity range. As the Federal Reserve lowered rates, we extended the Fund's portfolio maturity to take advantage of some price appreciation and to pick up income in slightly longer securities. The securities purchased have more attractive yields relative to their taxable counterparts than do the securities that were sold. We continue to look for these opportunities in the market and believe it prudent to lock in a portion of the portfolio at the current yield advantage.
    The issuance of new tax exempt bonds continues at a lackluster pace while, at the same time, a substantial number of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.
    The Fund's goal - to provide you with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital - continues to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined focus.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

      [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


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DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                AMOUNT           VALUE
                                                                                               --------------      --------------
ALABAMA-.2%
Alabama Higher Education Loan Corp., Student Loan Revenue
    6.20%, 3/1/1997.........................................................                  $        840,000       $   858,371
ALASKA-3.3%
Alaska Housing Finance Corp. 4.65%, 12/1/1996...............................                         1,400,000         1,410,556
Alaska Student Loan Corp., Student Loan Revenue:
    5.50%, 7/1/1996 (Insured; AMBAC)........................................                         3,295,000         3,321,624
    4.70%, 7/1/1998.........................................................                         3,060,000         3,050,392
    5.25%, 7/1/1999 (Insured; AMBAC)........................................                         3,100,000         3,147,151
North Slope Borough Zero Coupon, 6/30/1999 (Insured; MBIA)..................                         1,000,000           841,550
ARIZONA-1.4%
Tempe Industrial Development Authority, MFHR, Refunding
    (Elliot Grove Apartments) 6.25%, 10/1/1996..............................                         5,000,000         5,008,400
ARKANSAS-.5%
Springdale Residential Housing and Health Care Facilities Board, Revenue
    (Springdale Memorial Hospital Project) 5.10%, 10/1/1997.................                         1,670,000         1,689,639
CALIFORNIA-10.8%
Alameda County, COP (Financing Project)
    6.15%, 9/1/1996 (LOC; Fuji Bank) (a,b)..................................                         3,000,000         3,026,070
California Health Facilities Financing Authority, Revenue, Refunding
    (Hospital of the Good Samaritan) 6.25%, 9/1/1996........................                         1,560,000         1,582,901
California Statewide Communities Development Authority,
    Insured HR, Refunding, COP (Triad Healthcare):
      5%, 8/1/1996..........................................................                         2,500,000         2,478,625
      5.25%, 8/1/1997.......................................................                         2,500,000         2,479,550
Chula Vista, MFHR
    (Eucalyptus Grove Project) 5.75%, 11/1/1997 (b).........................                         4,855,000         4,923,844
Orange County, Apartment Development Revenue:
    (Villas Aliento Project) 4.50%, 8/15/1997 (LOC; Tokai Bank) (a).........                         5,000,000         4,948,350
    (Villias De La Paz) 4.50%, 8/15/1997 (LOC; Tokai Bank) (a)..............                         5,000,000         4,948,350
Santa Rosa Housing Authority, MFHR
    (Dutton Partners Project) 4.875%, 9/1/1997..............................                         8,750,000         8,754,025
Vallejo Housing Authority, Multi-Family Revenue (Highlands Apartments
Project)
    5.75%, 6/1/1996.........................................................                         6,000,000         6,007,980
COLORADO-2.0%
Colorado Student Obligation Bond Authority, Student Loan Revenue:
    5.40%, 12/1/1995........................................................                         2,250,000         2,254,793
    5%, 9/1/1996............................................................                           500,000           501,990
    6.20%, 9/1/1996.........................................................                         3,300,000         3,361,050

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                --------------     --------------
COLORADO (CONTINUED)

Colorado Student Obligation Bond Authority, Student Loan Revenue (continued):
    5.20%, 9/1/1997.........................................................                     $   1,200,000     $   1,210,848
CONNECTICUT-1.1%
Connecticut, Housing Mortgage Revenue (Chestnut Hill Apartments)
    4.60%, 4/1/1997 (LOC; National Australia Bank) (a)......................                         3,935,000         3,940,824
DISTRICT OF COLUMBIA-2.0%
District of Columbia, Refunding:
    4.60%, Series C, 12/1/1997..............................................                         2,000,000         1,979,140
    4.60%, Series D, 12/1/1997..............................................                         5,250,000         5,195,243
FLORIDA-5.9%
Florida Housing Finance Agency, Multi-Family Housing:
    Refunding 6.375%, 10/1/1995.............................................                        10,215,000        10,222,151
    5.35%, Series E, 6/1/2000...............................................                         5,085,000         5,164,123
    5.35%, Series F, 6/1/2000...............................................                         2,000,000         2,031,120
    5.35%, Series G, 6/1/2000...............................................                         3,650,000         3,706,794
GEORGIA-1.8%
Development Authority of Burke County, PCR
    (Oglethorpe Power Corporation Vogtle Project) 3.95%, 1/1/1999...........                         6,660,000         6,496,697
IDAHO-1.2%
Idaho Student Loan Fund Marketing Association Inc., Student Loan Revenue:
    5.25%, 4/1/1996 (b).....................................................                         2,165,000         2,153,742
    5.25%, 10/1/1996........................................................                         2,160,000         2,144,599
ILLINOIS-3.2%
Glenview, EDR, (Valley Lo Towers II Project) 5.75%, 12/1/1997...............                         5,000,000         5,105,800
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    Zero Coupon, 6/15/1997 (Insured; AMBAC).................................                         7,035,000         6,545,434
INDIANA-1.0%
Indiana Bond Bank, Revenue (Guarantee - State Revolving Fund Program):
    4.60%, 2/1/1996.........................................................                         1,200,000         1,202,004
    4.80%, 2/1/1997.........................................................                         2,245,000         2,256,113
MAINE-3.2%
Maine Educational Loan Marketing Corp., Student Loan Revenue, Refunding:
    6.20%, 11/1/1995........................................................                         1,985,000         1,988,236
    6.35%, 11/1/1996........................................................                         9,200,000         9,377,376
MASSACHUSETTS-3.3%
Boston 7.75%, 10/1/1995.....................................................                           145,000           145,000

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                  --------------   --------------
MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority,
    Massachusetts General Transportation System:
      7.625%, 3/1/2009 (Insured; FSA) (Prerefunded 3/1/1998) (b,c)..........                    $    1,000,000    $    1,096,380
      7.75%, 3/1/2011 (Insured; FSA) (Prerefunded 3/1/1998) (b,c)...........                         1,000,000         1,099,230
Massachusetts Health and Educational Facilities Authority
    (Lahey Clinic Medical Center) 7.625%, 7/1/2018 (Insured; MBIA)
      (Prerefunded 7/1/1998) (c)............................................                         1,000,000         1,106,260
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply System Revenue 5.20%, 7/1/1998 (d).........................                         5,000,000         5,075,150
New England Education Loan Marketing Corp., Massachusetts Student
    Loan Revenue, Refunding 5%, 6/1/1998 (d)................................                         3,400,000         3,419,992
MICHIGAN-1.1%
Michigan Housing Development Authority, Rental Housing Revenue:
    5%, 10/1/1999...........................................................                         1,915,000         1,932,254
    5.15%, 4/1/2000.........................................................                         1,975,000         1,985,231
MISSISSIPPI-7.9%
Mississippi Higher Education Assistance Corp., Student Loan Revenue,
Refunding:
    5.40%, 1/1/1996.........................................................                         4,355,000         4,366,802
    5.40%, 7/1/1996.........................................................                        13,100,000        13,182,661
    5.70%, 1/1/1997.........................................................                         1,435,000         1,452,349
    5.70%, 7/1/1997.........................................................                         2,435,000         2,475,762
    4.60%, 9/1/1997.........................................................                         7,000,000         7,016,310
MONTANA-.9%
Montana Higher Education Student Assistance Corp., Student Loan Revenue
    6%, 6/1/1996............................................................                         3,240,000         3,268,123
NEW JERSEY-2.5%
Atlantic City:
    6.30%, 2/1/1996 (b).....................................................                         2,000,000         2,015,440
    6.30%, 2/1/1997.........................................................                         2,000,000         2,051,620
Camden County Pollution Control Financing Authority,
    Solid Waste Resources Recovery Revenue 6.15%, 12/1/1996.................                         1,530,000         1,536,166
New Jersey Economic Development Authority, Wastepaper Recycling
    Revenue (MPMI Inc. Project) 5.10%, 2/1/1999.............................                         3,350,000         3,285,412
NEW MEXICO-.5%
New Mexico Educational Assistance Foundation, Student Loan Revenue
    5.10%, 12/1/1996........................................................                         1,700,000         1,714,688
NEW YORK-13.7%
Metropolitan Transportation Authority, Service Contract, Refunding (Transit
Facilities)
    5.75%, 7/1/1996.........................................................                         1,195,000         1,209,209

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                               --------------      --------------
NEW YORK (CONTINUED)

New York City:
    7%, 8/1/1996............................................................                    $    1,000,000    $    1,020,600
    6.80%, 2/1/1997.........................................................                         2,590,000         2,682,411
    6.80%, 2/1/1997.........................................................                         8,710,000         8,944,996
    Refunding 7.10%, 2/1/1997...............................................                         5,000,000         5,153,500
    4.875%, 8/1/1997........................................................                         4,000,000         4,016,120
    5.25%, 8/1/1997.........................................................                        15,000,000        15,155,850
New York State:
    6.625%, 8/1/1996........................................................                         4,990,000         5,094,990
    COP (Commissioner General Services Executive Department) 4.90%, 2/1/1997                         1,000,000         1,003,270
New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Services Facilities Improvement)
    7.10%, 2/15/1996........................................................                           835,000           844,327
New York State Urban Development Corp., Revenue, Refunding
    (Onondaga County Convention Project) 4.875%, 1/1/2000 (d)...............                         1,000,000           996,320
Suffolk County, Public Improvement 7.125%, 11/1/1995........................                         3,210,000         3,217,865
OHIO-4.6%
Cuyahoga County, HR 4.375%, 7/15/1996 (e)...................................                        16,500,000        16,495,875
PENNSYLVANIA-4.7%
Armstrong County Hospital Authority, HR
    (Saint Francis Central Hospital) 5.25%, 11/1/1997 (LOC; Pittsburgh National Bank) (a)            3,100,000         3,147,616
Philadelphia, Gas Works Revenue 5.20%, 7/1/1997.............................                        11,845,000        11,994,484
Philadelphia Hospitals and Higher Education Facilities Authority, HR
    (Graduate Health System Obligation) 6.40%, 7/1/1996.....................                         1,600,000         1,622,784
RHODE ISLAND-1.4%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing,
Refunding
    5%, 7/1/2000............................................................                         5,000,000         5,050,150
SOUTH CAROLINA-.8%
South Carolina Education Assistance Authority,
    Insured Student Loan Revenue 5.90%, 9/1/1996............................                         3,000,000         3,040,770
SOUTH DAKOTA-1.7%
South Dakota Student Loan Finance Corp., Student Loan Revenue 5.70%, 8/1/1999                        6,000,000         6,174,120
TEXAS-10.2%
Bell County Health Facilities Development Corp., Revenue, Refunding
    4.72%, 10/1/1998........................................................                        22,700,000        22,512,952

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                 --------------    --------------
TEXAS (CONTINUED)

Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
    6.20%, 3/1/1997.........................................................                    $    4,020,000     $   4,102,932
    5.30%, 12/1/1997........................................................                         1,845,000         1,875,478
    4.95%, 6/1/1998.........................................................                         2,500,000         2,516,600
Texas Department of Housing and Community Affairs, Multi-Family Revenue,
Refunding
    (Dallas Association) 6.25%, 12/1/1995...................................                         6,000,000         6,022,800
VIRGINIA-2.3%
Fairfax County Redevelopment and Housing Authority,
    Guaranteed Revenue, Refunding (Shenandoah Crossing Apartments)
    5.25%, 12/1/1997........................................................                         8,100,000         8,104,049
WASHINGTON-4.4%
Washington, COP (State Equipment) 6%, 10/1/1996.............................                         1,750,000         1,777,667
Washington State Public Power Supply System, Revenue, Refunding
    (Nuclear Project Number 2) 4.80%, 7/1/1997 (e)..........................                        14,000,000        14,057,400
WEST VIRGINIA-1.4%
West Virginia Public Energy Authority, Energy Revenue
    (Morgantown Association Project) 5.50%, 1/1/1998 (LOC; Swiss Bank Corp.) (a)                     4,860,000         4,960,795
U.S. RELATED-1.0%
Puerto Rico Municipal Finance Agency 5%, 7/1/1998...........................                         3,655,000         3,689,795
                                                                                                                       ---------
TOTAL INVESTMENTS
    (cost $357,676,798).....................................................                                        $360,026,010
                                                                                                                      ==========
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DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                   Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   PCR     Pollution Control Revenue

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


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
---------                          ---------                      -----------------         -------------------
AAA                                Aaa                            AAA                               15.5%
AA                                 Aa                             AA                                24.6
A                                  A                              A                                 40.3
BBB                                Baa                            BBB                                8.1
BB                                 Ba                             BB                                 2.0
F1                                 MIG1/P1                        SP1/A1                             7.4
Not Rated(g)                       Not Rated(g)                   Not Rated(g)                       2.1
                                                                                                    -------
                                                                                                   100.0%
                                                                                                   ========
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b)  Wholly held by custodian as collateral for delayed delivery security.
    (c)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed delivery basis.
    (e)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September
         30, 1995, these securities amounted to $30,553,275 or 8.8% of net assets.
    (f)  Fitch currently provides creditworthiness information for a limited number of investments.
    (g)  Securities which, while not rated by Fitch, Moody's or Standard &
         Poor's have been determined by the Fund's Board  of Trustees to be of comparable quality to those rated securities in which the Fund may invest.
    (h)  At September 30, 1995, the Fund had $87,976,759 (25.3% of net
         assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from education projects and $89,266,800
         (25.6% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.


See independent accountants' review report and notes to financial statements.
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

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                         SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $357,676,798)-see statement.....................................                                    $360,026,010
    Interest receivable.....................................................                                       5,179,160
    Receivable for shares of Beneficial Interest sold.......................                                          17,900
    Prepaid expenses........................................................                                          42,137
                                                                                                                 -----------
                                                                                                                 365,265,207
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $     118,673
    Due to Distributor......................................................                         28,982
    Due to Custodian........................................................                     10,245,846
    Payable for investment securities purchased.............................                      6,484,064
    Accrued expenses........................................................                        118,140       16,995,705
                                                                                                ------------     -----------
NET ASSETS..................................................................                                    $348,269,502
                                                                                                                ============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $352,891,508
    Accumulated undistributed investment income-net.........................                                          43,634
    Accumulated net realized capital losses and distributions in excess
      of net realized gain on investments...................................                                      (7,014,852)
    Accumulated net unrealized appreciation on investments-Note 3...........                                       2,349,212
                                                                                                                  ----------
NET ASSETS at value applicable to 26,887,503 outstanding shares of
    Beneficial Interest, equivalent to $12.95 per share (unlimited number of
    $.001 par value shares authorized)......................................                                    $348,269,502
                                                                                                                 ===========


See independent accountants' review report and notes to financial statements.

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

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $  9,458,340
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   911,080
      Shareholder servicing costs-Note 2(b).................................                         281,678
      Registration fees.....................................................                          29,089
      Trustees' fees and expenses-Note 2(c).................................                          26,751
      Professional fees.....................................................                          23,452
      Prospectus and shareholders' reports-Note 2(b)........................                          19,635
      Custodian fees........................................................                          19,272
      Miscellaneous.........................................................                          13,875
                                                                                                  -----------
                                                                                                   1,324,832
      Less-reduction in management fee
          due to undertaking-Note 2(a)......................................                          26,239
                                                                                                    ----------
            TOTAL EXPENSES..................................................                                            1,298,593
                                                                                                                      ------------
            INVESTMENT INCOME-NET...........................................                                            8,159,747
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                     $  (250,895)
    Net unrealized appreciation on investments..............................                       4,101,163
                                                                                                 -------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            3,850,268
                                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $12,010,015
                                                                                                                      ============


See independent accountants' review report and notes to financial statements.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED           SIX MONTHS ENDED
                                                                                        MARCH 31,         SEPTEMBER 30, 1995
                                                                                         1995                (UNAUDITED)
                                                                                   ---------------       --------------------
OPERATIONS:
    Investment income-net................................................          $  22,031,425             $     8,159,747
    Net realized (loss) on investments...................................             (6,582,574)                   (250,895)
    Net unrealized appreciation (depreciation) on investments for the period          (2,624,093)                  4,101,163
                                                                                    -------------              -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............             12,824,758                  12,010,015
                                                                                    -------------              -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................            (22,031,425)                 (8,116,113)
                                                                                    -------------              -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold........................................            243,271,400                  67,890,886
    Dividends reinvested.................................................             18,517,971                   6,943,886
    Cost of shares redeemed..............................................           (470,073,418)               (111,242,725)

                                                                                    -------------               -------------
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.....           (208,284,047)                (36,407,953)
                                                                                    -------------               -------------
          TOTAL (DECREASE) IN NET ASSETS.................................           (217,490,714)                (32,514,051)
NET ASSETS:
    Beginning of period..................................................            598,274,267                 380,783,553
                                                                                    -------------               -------------
    End of period (including undistributed investment income-net; $43,634 on
      September 30, 1995)................................................          $ 380,783,553               $ 348,269,502
                                                                                   ===============             =============

                                                                                        SHARES                     SHARES
                                                                                    -------------              -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................             18,830,292                   5,253,176
    Shares issued for dividends reinvested...............................              1,436,567                     537,233
    Shares redeemed......................................................            (36,495,647)                 (8,610,748)
                                                                                     -------------              -------------
      NET (DECREASE) IN SHARES OUTSTANDING...............................            (16,228,788)                 (2,820,339)
                                                                                     =============              ==============

See independent accountants' review report and notes to financial statements.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            SIX MONTHS ENDED
                                                                   YEAR ENDED MARCH 31,                    SEPTEMBER 30, 1995
                                                 ---------------------------------------------------
PER SHARE DATA:                                     1991       1992      1993       1994        1995          (UNAUDITED)
                                                   -------     -------  -------    -------    -------         -----------
    Net asset value, beginning of period           $12.52     $12.63    $12.85      $13.21     $13.02             $12.82
                                                   -------     -------  -------    -------     -------            -------
    INVESTMENT OPERATIONS:
    Investment income-net..............               .76        .70       .63         .58        .57                .29
    Net realized and unrealized gain (loss)
      on investments...................               .11        .22       .38        (.18)      (.20)               .13
                                                   -------     -------  -------    -------     -------            -------
      TOTAL FROM INVESTMENT OPERATIONS.               .87        .92      1.01         .40        .37                .42
                                                   -------     -------  -------    -------     -------            -------
    DISTRIBUTIONS:
    Dividends from investment income-net             (.76)      (.70)     (.63)       (.58)      (.57)              (.29)
    Dividends from net realized gain
      on investments...................               --         --       (.02)       (.01)        --                --
                                                   -------     -------  -------    -------     -------            -------
      TOTAL DISTRIBUTIONS..............              (.76)      (.70)     (.65)       (.59)      (.57)              (.29)
                                                   -------     -------  -------    -------     -------            -------
    Net asset value, end of period.....            $12.63     $12.85    $13.21      $13.02     $12.82             $12.95
                                                   =======     =======  =======    =======     =======            =======
TOTAL INVESTMENT RETURN................              7.16%      7.50%     8.04%       3.05%      2.93%              6.54%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .59%       .72%      .75%        .74%       .70%               .71%(1)
    Ratio of net investment income to
      average net assets...............              6.07%      5.42%     4.76%       4.35%      4.42%              4.47%(1)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager              .26%       .07%      --          --         --                 .01%(1)
    Portfolio Turnover Rate............              66.53%    63.83%    31.80%      34.68%     37.38%             16.25%(2)
    Net Assets, end of period (000's Omitted)      $76,734   $187,972   $386,464   $598,274   $380,784           $348,270
(1) Annualized.
(2) Not Annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $3,787,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. The Manager has undertaken from September 1, 1995 through June 30, 1996 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .65 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertaking, amounted to $26,239 for the six months ended September 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended September 30, 1995, $191,795 was charged to the Fund pursuant to the Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $60,050,230 and $85,797,761, respectively, for the six months ended September 30, 1995, and consisted entirely of long-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $2,349,212, consisting of $2,908,899 gross unrealized appreciation and $ 559,687 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Short- Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1995 and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the five years in the period ended March 31, 1995 and in our report dated May 3, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]


New York, New York
October 26, 1995


[Dreyfus lion "d" logo]
DREYFUS SHORT-INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            591SA959
[Dreyfus logo]
Short-Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1995